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                                                                   EXHIBIT 99.37

                       FIRST AMENDMENT TO LOAN AGREEMENT

               This First Amendment dated as of January 21, 1992 (this "Amendment"), is entered into by and among the Borrowers, the undersigned
financial institutions and   XXXXXXXXXX, as Managing Agent.  Capitalized terms
used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

                 WHEREAS, the Borrowers, the Banks and the Managing Agent have entered into that certain Loan Agreement dated as of January 21, 1992 (the "Loan Agreement") among the Borrowers (as defined therein), the financial institutions signatory thereto, (collectively, the "Banks") and XXXXXXXXXX, as managing agent (the "Managing Agent") for the Banks; and

                 WHEREAS, the parties hereto desire to amend the Loan Agreement as hereinafter set forth;

                 NOW THEREFORE, in consideration of the premises and the agreements set forth herein, the parties hereto agree as follows:

                 Section 1.      Amendment. The parties hereto agree that:

                 1.1 The definition of "Borrower" is amended to add the words "or Kmart Corporation" after the word "XXXXXXXXXX" where it first appears in such definition.

                 1.2 Section 4.1 of the Loan Agreement is hereby amended by adding the following parenthetical immediately after the words "Each Borrower" in the first sentence thereof:

                 "(Other than Kmart Corporation as to Section 4.1(c), 4.1(f) and 4.1(1))"

                 1.3 Section 5.2 of the Loan Agreement is hereby amended by adding the following parenthetical after the words "Such Borrower" in the first sentence thereof: ("other than Kmart Corporation").

                 Section 2. Representations and Warranties. The Borrowers represent and warrant to the Banks that the following statements are true, correct and complete:



                 2.1      Corporate Power and Authority.  Each of the
                 Borrowers has all requisite corporate power and authority to enter into this Amendment and the Loan Agreement as amended hereby and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the "Amended Loan Agreement").
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                 2.2      Authorization of Agreements.  The execution, delivery
                 and performance of this Amendment, and the performance of the Amended Loan Agreement have been duly authorized by all necessary corporate action by each of the Borrowers.

                 2.3 Incorporation of Warranties From Loan Agreement. The representations and warranties contained in Section 4.1 of the Loan Agreement, as modified by the Amendment, are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

                 Section 3. Reference to and Effect on the Loan Agreement and other Loan Documents.

                 3.1 On and after the effective date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof", or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this amendment.

                 3.2 Except as specifically amended by this Amendment, the Loan Agreement, the Notes and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 Section 4. Execution and Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. This amendment shall become effective as of the date hereof upon the execution of a counterpart hereof by each Borrower, Guarantor, Required Banks and receipt by Managing Agent of written or telephonic notice of such execution and authorization of delivery thereof.

                 Section 5. Applicable law. This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.


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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written, by their respective officers thereunto duly authorized.



                                  XXXXXXXXXX, a Michigan
                                    general partnership

                                  By:   BIG BEAVER DEVELOPMENT CORPORATION,
                                        a Michigan corporation, and its
                                        general partner

                                        By:  /s/
                                            ---------------------------------
                                        Its: President
                                             --------------------------------


                                  and

                                  By: XXXXXXXXXX, a Michigan limited partners hip and its managing general partner

                                        By:      XXXXXXXXXX, a Michigan
                                                    corporation and its sole
                                                    general partner

                                        By:
                                            --------------------------------
                                        Its:
                                             -------------------------------


                                  KMART CORPORATION

                                  By:  /s/
                                      --------------------------------------
                                  Its: Senior Vice President
                                       -------------------------------------


                                     -3-
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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written, by their respective officers thereunto duly authorized.


                                   XXXXXXXXXX, a Michigan
                                     general partnership

                                  By:  BIG BEAVER DEVELOPMENT CORPORATION,
                                       a Michigan corporation, and its
                                       general partner

                                       By: /s/
                                          ----------------------------------
                                       Its: President
                                           ---------------------------------


                                  and

                                  By:  XXXXXXXXXX, a Michigan limited
                                       partnership and its managing general
                                       partner

                                       By:      XXXXXXXXXX, a Michigan
                                                corporation and its sole
                                                general partner

                                           By: /s/
                                              ---------------------------------

                                           Its:
                                               --------------------------------



                                  KMART CORPORATION

                                  By: /s/
                                     ------------------------------------------

                                  Its: Senior Vice President
                                      -----------------------------------------





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                 [BANK SIGNATURE PAGES INTENTIONALLY OMITTED]
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                   ACKNOWLEDGEMENT AND CONSENT OF GUARANTOR



Kmart Corporation, in its capacity as Guarantor ("Guarantor") under that certain Guaranty Agreement dated as of January 21, 1992 (the "Guaranty"), made by Guarantor in favor of the Lenders (as such term is defined therein) hereby consents to the Amendment dated as of January 21, 1992 and agrees that the Guaranty and each other Loan Document to which it is a party shall continue in full force and effect and shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment. Guarantor hereby acknowledges receipt of all notifications of such amendment in accordance with the terms of the Loan Agreement.



                                           Kmart Corporation





                                           By: /s/
                                              ---------------------------------
                                           Its: Senior Vice President
                                               --------------------------------